Supplement Dated February 6, 2019
To The Prospectus Dated April 30, 2018, as amended

Jackson Variable Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective June 24, 2019, the JNL/PIMCO Investment Grade Corporate Bond Fund's name will change to the JNL/PIMCO Investment Grade Credit Bond Fund. In connection with these changes, effective June 24, 2019, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

This Supplement is dated February 6, 2019.